EXHIBIT 99.1

FIRST GUARANTY BANCSHARES, INC. AND SUBSIDIARY
CONSOLIDATED BALANCE SHEETS (unaudited)

(in thousands, except share data)	March 31, 2024	December 31, 2023
Assets
Cash and cash equivalents:
Cash and due from banks	$331,592	$286,114
Federal funds sold	465	341
Cash and cash equivalents	332,057	286,455

Investment securities:
Available for sale, at fair value	37,752	83,485
Held to maturity, at cost and net of allowance for credit losses of $80 (estimated fair value of $251,627 and $253,584 respectively)	320,901	320,638
Investment securities	358,653	404,123

Federal Home Loan Bank stock, at cost	10,410	13,390
Loans held for sale	—	—

Loans, net of unearned income	2,752,230	2,748,708
Less: allowance for credit losses	31,450	30,926
Net loans	2,720,780	2,717,782

Premises and equipment, net	70,646	69,792
Goodwill	12,900	12,900
Intangible assets, net	4,088	4,298
Other real estate, net	1,284	1,250
Accrued interest receivable	17,339	15,713
Other assets	27,634	27,069
Total Assets	$3,555,791	$3,552,772

Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing demand	$415,113	$442,755
Interest-bearing demand	1,556,257	1,526,628
Savings	229,098	218,986
Time	863,408	820,725
Total deposits	3,063,876	3,009,094

Short-term advances from Federal Home Loan Bank	—	50,000
Short-term borrowings	—	10,000
Repurchase agreements	6,834	6,297
Accrued interest payable	10,182	11,807
Long-term advances from Federal Home Loan Bank	155,000	155,000
Senior long-term debt	18,102	39,099
Junior subordinated debentures	44,700	15,000
Other liabilities	6,777	6,844
Total Liabilities	3,305,471	3,303,141

Shareholders' Equity
Preferred stock, Series A - $1,000 par value - 100,000 shares authorized
Non-cumulative perpetual; 34,500 issued and outstanding	33,058	33,058
Common stock, $1 par value - 100,600,000 shares authorized; 12,504,717 and 12,475,424 shares issued and outstanding	12,505	12,475
Surplus	149,389	149,085
Retained earnings	67,699	67,972
Accumulated other comprehensive (loss) income	(12,331)	(12,959)
Total Shareholders' Equity	250,320	249,631
Total Liabilities and Shareholders' Equity	$3,555,791	$3,552,772
See Notes to Consolidated Financial Statements

FIRST GUARANTY BANCSHARES, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF INCOME (unaudited)
	Three Months Ended March 31,
(in thousands, except share data)	2024	2023
Interest Income:
Loans (including fees)	$46,918	$38,149
Deposits with other banks	3,476	751
Securities (including FHLB stock)	2,514	2,387
Total Interest Income	52,908	41,287

Interest Expense:
Demand deposits	16,976	13,049
Savings deposits	1,227	579
Time deposits	9,572	3,576
Borrowings	3,212	1,782
Total Interest Expense	30,987	18,986

Net Interest Income	21,921	22,301
Less: Provision for credit losses	2,304	314
Net Interest Income after Provision for Credit Losses	19,617	21,987

Noninterest Income:
Service charges, commissions and fees	733	785
ATM and debit card fees	764	825
Net gains (losses) on securities	—	—
Net gains on sale of loans	—	12
Other	811	1,082
Total Noninterest Income	2,308	2,704

Total Business Revenue, Net of Provision for Credit Losses	21,925	24,691

Noninterest Expense:
Salaries and employee benefits	9,900	10,004
Occupancy and equipment expense	2,271	2,202
Other	6,763	7,960
Total Noninterest Expense	18,934	20,166

Income Before Income Taxes	2,991	4,525
Less: Provision for income taxes	681	1,057
Net Income	2,310	3,468
Less: Preferred stock dividends	582	582
Net Income Available to Common Shareholders	$1,728	$2,886

Per Common Share:
Earnings	$0.14	$0.27
Cash dividends paid	$0.16	$0.16

Weighted Average Common Shares Outstanding	12,489,910	10,716,796
See Notes to Consolidated Financial Statements

FIRST GUARANTY BANCSHARES, INC. AND SUBSIDIARY
CONSOLIDATED AVERAGE BALANCE SHEETS (unaudited)

	Three Months Ended March 31, 2024			Three Months Ended March 31, 2023
(in thousands except for %)	Average Balance	Interest	Yield/Rate (5)	Average Balance	Interest	Yield/Rate (5)
Assets
Interest-earning assets:
Interest-earning deposits with banks	$261,981	$3,476	5.34%	$72,506	$751	4.20%
Securities (including FHLB stock)	392,214	2,514	2.58%	426,625	2,387	2.27%
Federal funds sold	329	—	—%	431	—	—%
Loans held for sale	—	—	—%	—	—	—%
Loans, net of unearned income (6)	2,761,533	46,918	6.83%	2,528,622	38,149	6.12%
Total interest-earning assets	3,416,057	$52,908	6.23%	3,028,184	$41,287	5.53%

Noninterest-earning assets:
Cash and due from banks	19,036			19,269
Premises and equipment, net	70,101			58,152
Other assets	27,836			26,737
Total Assets	$3,533,030			$3,132,342

Liabilities and Shareholders' Equity
Interest-bearing liabilities:
Demand deposits	$1,540,763	$16,976	4.43%	$1,488,105	$13,049	3.56%
Savings deposits	223,959	1,227	2.20%	204,271	579	1.15%
Time deposits	850,712	9,572	4.53%	561,154	3,576	2.58%
Borrowings	228,157	3,212	5.66%	120,803	1,782	5.98%
Total interest-bearing liabilities	2,843,591	$30,987	4.38%	2,374,333	$18,986	3.24%

Noninterest-bearing liabilities:
Demand deposits	419,916			510,302
Other	17,174			12,749
Total Liabilities	3,280,681			2,897,384

Shareholders' equity	252,349			234,958
Total Liabilities and Shareholders' Equity	$3,533,030			$3,132,342
Net interest income		$21,921			$22,301

Net interest rate spread (1)			1.85%			2.29%
Net interest-earning assets (2)	$572,466			$653,851
Net interest margin (3), (4)			2.58%			2.99%

Average interest-earning assets to interest-bearing liabilities			120.13%			127.54%
(1)Net interest rate spread represents the difference between the yield on average interest-earning assets and the cost of average interest-bearing liabilities.
(2)Net interest-earning assets represents total interest-earning assets less total interest-bearing liabilities.
(3)Net interest margin represents net interest income divided by average total interest-earning assets.
(4)The tax adjusted net interest margin was 2.58% and 2.99% for the above periods ended March 31, 2024 and 2023 respectively. A 21% tax rate was used to calculate the effect on securities income from tax exempt securities for the above periods ended March 31, 2024 and 2023 respectively.
(5)Annualized.
(6)Includes loan fees of $2.0 million and $1.4 million for the three months ended March 31, 2024 and 2023 respectively. PPP loan fee income of $0 and $5,000 was recognized for the three months ended March 31, 2024 and 2023 respectively.

The following table summarizes the components of First Guaranty's loan portfolio as of March 31, 2024, December 31, 2023, September 30, 2023, and June 30, 2023:

	March 31, 2024		December 31, 2023		September 30, 2023		June 30, 2023
(in thousands except for %)	Balance	As % of Category	Balance	As % of Category	Balance	As % of Category	Balance	As % of Category
Real Estate:
Construction & land development	$328,090	11.9%	$399,435	14.5%	$342,246	12.6%	$301,259	11.6%
Farmland	37,534	1.3%	32,530	1.2%	31,361	1.1%	29,398	1.1%
1- 4 Family	456,659	16.5%	444,850	16.1%	419,045	15.5%	406,148	15.6%
Multifamily	165,148	6.0%	118,921	4.3%	121,206	4.5%	121,342	4.7%
Non-farm non-residential	1,133,516	41.1%	1,045,865	37.9%	1,052,750	38.9%	1,025,073	39.5%
Total Real Estate	2,120,947	76.8%	2,041,601	74.0%	1,966,608	72.6%	1,883,220	72.5%
Non-Real Estate:
Agricultural	43,422	1.6%	41,008	1.5%	47,949	1.8%	47,924	1.8%
Commercial and industrial(1)	293,292	10.6%	334,972	12.1%	354,836	13.1%	338,023	13.0%
Commercial leases	253,016	9.2%	285,415	10.4%	292,208	10.8%	282,161	10.9%
Consumer and other	49,458	1.8%	54,485	2.0%	46,068	1.7%	47,771	1.8%
Total Non-Real Estate	639,188	23.2%	715,880	26.0%	741,061	27.4%	715,879	27.5%
Total loans before unearned income	2,760,135	100.0%	2,757,481	100.0%	2,707,669	100.0%	2,599,099	100.0%
Unearned income	(7,905)		(8,773)		(8,276)		(8,433)
Total loans net of unearned income	$2,752,230		$2,748,708		$2,699,393		$2,590,666
(1) Includes PPP loans fully guaranteed by the SBA of $2.6 million, $2.8 million, $3.1 million, and $5.4 million at March 31, 2024, December 31, 2023, September 30, 2023, and June 30, 2023, respectively.

The table below sets forth the amounts and categories of our nonperforming assets at the dates indicated.

(in thousands)	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023
Nonaccrual loans:
Real Estate:
Construction and land development	$598	$530	$664	$518
Farmland	903	836	874	867
1- 4 family	8,157	6,985	6,827	6,320
Multifamily	537	537	537	537
Non-farm non-residential	9,733	9,740	8,403	8,285
Total Real Estate	19,928	18,628	17,305	16,527
Non-Real Estate:
Agricultural	1,658	1,369	1,378	1,375
Commercial and industrial	4,691	1,581	2,827	2,167
Commercial leases	1,799	1,799	1,799	1,818
Consumer and other	530	1,810	2,246	2,016
Total Non-Real Estate	8,678	6,559	8,250	7,376
Total nonaccrual loans	28,606	25,187	25,555	23,903

Loans 90 days and greater delinquent & accruing:
Real Estate:
Construction and land development	—	—	182	182
Farmland	—	—	2,693	—
1- 4 family	—	124	593	295
Multifamily	—	—	—	—
Non-farm non-residential	14,600	14,711	956	—
Total Real Estate	14,600	14,835	4,424	477
Non-Real Estate:
Agricultural	58	57	61	61
Commercial and industrial	—	395	3,659	—
Commercial leases	—	—	—	—
Consumer and other	—	—	—	—
Total Non-Real Estate	58	452	3,720	61
Total loans 90 days and greater delinquent & accruing	14,658	15,287	8,144	538

Total non-performing loans	43,264	40,474	33,699	24,441

Real Estate Owned:
Real Estate Loans:
Construction and land development	282	251	251	251
Farmland	—	—	—	—
1- 4 family	312	309	194	248
Multifamily	—	—	—	—
Non-farm non-residential	690	690	690	774
Total Real Estate	1,284	1,250	1,135	1,273
Non-Real Estate Loans:
Agricultural	—	—	—	—
Commercial and industrial	—	—	—	—
Commercial leases	—	—	—	—
Consumer and other	—	—	—	—
Total Non-Real Estate	—	—	—	—
Total Real Estate Owned	1,284	1,250	1,135	1,273

Total non-performing assets	$44,548	$41,724	$34,834	$25,714

Non-performing assets to total loans	1.62%	1.52%	1.29%	0.99%
Non-performing assets to total assets	1.25%	1.17%	1.02%	0.79%
Non-performing loans to total loans	1.57%	1.47%	1.25%	0.94%
Nonaccrual loans to total loans	1.04%	0.92%	0.95%	0.92%
Allowance for credit losses to nonaccrual loans	109.94%	122.79%	124.97%	133.29%
Net loan charge-offs to average loans	0.29%	0.17%	0.05%	0.04%

Non-GAAP Financial Measures

Our accounting and reporting policies conform to accounting principles generally accepted in the United States, or GAAP, and the prevailing practices in the banking industry. However, we also evaluate our performance based on certain additional metrics. Tangible book value per share and the ratio of tangible equity to tangible assets are not financial measures recognized under GAAP and, therefore, are considered non-GAAP financial measures.

Our management, banking regulators, many financial analysts and other investors use these non-GAAP financial measures to compare the capital adequacy of banking organizations with significant amounts of preferred equity and/or goodwill or other intangible assets, which typically stem from the use of the purchase accounting method of accounting for mergers and acquisitions. Tangible equity, tangible assets, tangible book value per share or related measures should not be considered in isolation or as a substitute for total shareholders' equity, total assets, book value per share or any other measure calculated in accordance with GAAP. Moreover, the manner in which we calculate tangible equity, tangible assets, tangible book value per share and any other related measures may differ from that of other companies reporting measures with similar names.

The following table reconciles, as of the dates set forth below, shareholders' equity (on a GAAP basis) to tangible equity and total assets (on a GAAP basis) to tangible assets and calculates our tangible book value per share.

	At March 31,	At December 31,
(in thousands except for share data and %)	2024	2023	2022		2021	2020
Tangible Common Equity
Total shareholders' equity	$250,320	$249,631	$234,991		$223,889	$178,591
Adjustments:
Preferred	33,058	33,058	33,058		33,058	—
Goodwill	12,900	12,900	12,900		12,900	12,900
Acquisition intangibles	3,484	3,658	4,355		5,051	5,815
Other intangibles	100	100	—	0	—	—
Tangible common equity	$200,778	$199,915	$184,678		$172,880	$159,876
Common shares outstanding	12,504,717	12,475,424	10,716,796		10,716,796	10,716,796
Book value per common share	$17.37	$17.36	$18.84		$17.81	$16.66
Tangible book value per common share	$16.06	$16.03	$17.23		$16.13	$14.92
Tangible Assets
Total Assets	$3,555,791	$3,552,772	$3,151,347		$2,878,120	$2,473,078
Adjustments:
Goodwill	12,900	12,900	12,900		12,900	12,900
Acquisition intangibles	3,484	3,658	4,355		5,051	5,815
Other intangibles	100	100	—		—	—
Tangible Assets	$3,539,307	$3,536,114	$3,134,092		$2,860,169	$2,454,363
Tangible common equity to tangible assets	5.67%	5.65%	5.89%		6.04%	6.51%